UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026
BLACKROCK TCP CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCPC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 27, 2026 (the "Closing Date"), BlackRock TCP Capital Corp. (the "Company"), through its subsidiary, completed a $535,780,000 securitization of certain loans held by a subsidiary of the Company (the "CLO Transaction").

On the Closing Date and in connection with the CLO Transaction, BlackRock DLF 2026-C CLO, LLC (the "CLO Issuer"), an indirect wholly-owned subsidiary of the Company, entered into a placement agency agreement (the "Placement Agreement") with Scotia Capital (USA) Inc., as placement agent (the "Placement Agent"), pursuant to which the CLO Issuer agreed to sell certain of the notes to be issued as part of the CLO Transaction pursuant to an indenture (the "Indenture") by and between the CLO Issuer and Computershare Trust Company, N.A., as trustee.

The notes offered in the CLO Transaction consist of $270,600,000 of AAA(sf) Class A-1 Senior Secured Floating Rate Notes due 2034, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York ("SOFR") plus 1.55% (the "Class A-1 Notes"); $54,100,000 of AAA(sf) Class A-2 Senior Secured Floating Rate Notes due 2034, which bear interest at the three-month SOFR plus 1.80% (the "Class A-2 Notes"); $54,100,000 of AA(sf) Class B Senior Secured Floating Rate Notes due 2034, which bear interest at the three-month SOFR plus 2.15% (the "Class B Notes"); $27,100,000 of A(sf) Class C Secured Deferrable Floating Rate Notes due 2034, which bear interest at the three-month SOFR plus 2.70% (the "Class C Notes"); and $27,100,000 of BBB-(sf) Class D Secured Deferrable Floating Rate Notes due 2034, which bear interest at the three-month SOFR plus 4.75% (the "Class D Notes" and together with the Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C Notes, the "Secured Notes"). Additionally, on the Closing Date, the CLO Issuer issued $102,780,000 of LLC Interests (the "LLC Interests"), which do not bear a stated rate of interest. The Secured Notes are collectively referred to herein as the "Notes".

The CLO Transaction is backed by a diversified portfolio of middle-market loan obligations previously originated by certain subsidiaries of the Company (including TCPC Funding II, LLC (“TCPC II”), BCIC Merger Sub, LLC, a Delaware limited liability company (“BCIC Merger Sub”) and Special Value Continuation Partners LLC, a Delaware limited liability company (“SVCP”)) or related entities of the Company, which will be transferred to the Retention Holder; and then sold by the Retention Holder to the Issuer on the Closing Date. The Notes are scheduled to mature on July 25, 2034; however, the Class A-1 Notes and Class A-2 Notes may be redeemed by the CLO Issuer on any business day after May 27, 2028, and the Class B Notes, Class C Notes and Class D Notes may be redeemed on any business day after May 27, 2027, in each case at the direction of Tennenbaum Capital Partners, LLC (the “Investment Manager”). BlackRock DLF-C 2026, LLC (the "CLO Retention Holder"), an indirect wholly-owned subsidiary of the Company, acts as retention holder in connection with the CLO Transaction for the purposes of satisfying certain U.S. and EU/UK regulations requiring sponsors/original lenders of securitization transactions to retain exposure to the performance of the securitized assets. The CLO Retention Holder sold the Collateral Obligations to the CLO Issuer and holds the most subordinated tranches of securities issued in the CLO Transaction. The Company, through the CLO Retention Holder, has retained 100% of the LLC Interests, the Class C Notes, and the Class D Notes issued in the CLO Transaction.

The CLO Issuer intends to use the proceeds from the CLO Transaction to, among other things, purchase certain loans ("Collateral Obligations") on the Closing Date.

The Secured Notes are the secured obligations of the CLO Issuer, and the Indenture governing the Notes includes customary covenants and events of default. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or "blue sky" laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Investment Manager serves as investment manager to the CLO Issuer under an investment management agreement entered into on the Closing Date (the "Investment Management Agreement"). The Investment Manager will not earn any management fee for managing the portfolio of loans held by the Issuer.

On the Closing Date, TCPC II entered into a payoff letter (“Payoff Letter”) to terminate the Loan and Servicing Agreement dated as of August 4, 2020 (as amended, modified, supplemented, restated or replaced from time to time, the “LSA”) among TCPC II, as borrower, Special Value Continuation Partners LLC, as servicer, Morgan Stanley Asset Funding Inc., as administrative agent and Morgan Stanley Bank, N.A., City National Bank, as lenders and Wells Fargo Bank, National Association, as the collateral agent, the account bank and the collateral custodian. The proceeds from the issuance of the Secured Notes and the LLC Interests were used to prepay and terminate the LSA pursuant to the Payoff Letter.

BCIC Merger Sub, a subsidiary of the Company, is party as borrower to that certain Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 19, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “BCIC Credit Agreement”), among others, BCIC Merger Sub, the lenders party thereto from time to time and Citibank, N.A., as administrative agent. On the Closing Date, a portion of the proceeds from the issuance of the Secured Notes and the LLC Interests were used to repay $54,000,000 in outstanding obligations under the BCIC Credit Agreement.

SVCP, a subsidiary of the Company, is party as borrower to that certain Amended & Restated Senior Secured Revolving Credit Agreement, dated as of May 6, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “SVCP Credit Agreement”), among others, SVCP, the lenders party thereto from time to time, and ING Capital LLC, as administrative agent. On the Closing Date, a portion of the proceeds from the issuance of the Secured Notes and the LLC Interests were used to repay $83,000,000 in outstanding obligations under the SVCP Credit Agreement.

The above description of the documentation related to the CLO Transaction and other arrangements entered into on the Closing Date contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, including the Placement Agreement, the Indenture, the Investment Management Agreement and the Payoff Letter, attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and each incorporated into this Current Report on Form 8-K by reference.

Item 1.02.	Termination of a Material Definitive Agreement

The information required by Item 1.02 with respect to the termination of the LSA contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  Reference is also made to the Company’s quarterly report filed on Form 10-Q on May 7, 2026 with respect to the material terms of the LSA.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1	Placement Agreement, dated as of May 27, 2026, by and among BlackRock DLF 2026-C CLO, LLC, as issuer, and Scotia Capital (USA) Inc., as placement agent.
10.2	Indenture, dated as of May 27, 2026, by and between BlackRock DLF 2026-C CLO, LLC, as issuer, and Computershare Trust Company, N.A., as trustee.
10.3	Investment Management Agreement
10.4	Payoff Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Exhibits and schedules to Exhibits 10.1, 10.2 and 10.4 have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Private Credit Fund

Date: June 1, 2026	By:	/s/ Erik L. Cuellar
	Name:	Erik L. Cuellar
	Title:	Chief Financial Officer and Treasurer